Diodes Incorporated (DIOD) THIRD QUARTER 2026 FINANCIAL RESULTS November 5, 2026 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2026, we expect revenue to be approximately $550 million plus or minus 3%; we expect non-GAAP gross margin to be 37.0%, plus or minus 1%; and non-GAAP adjusted EPS to be $1.35, plus or minus $0.10. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 5, 2026, titled, “Diodes Incorporated Reports Third Quarter 2026 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Diodes delivers analog and power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. Vision: Inspire future technology through leading semiconductor solutions Our Core Values: Integrity, Commitment, Innovation 67 Years in business 34 Consecutive years of profitability ~8000 Number of employees 1.48Bn Annual Revenue >45Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2025

$Billion Financial Targets Goal 1: $1B Market Cap - 2010 Goal 2: $1B Revenue- 2017 Goal 3: $1B Gross Profit $2.5B Revenue (40% GM) Goal 4: $1B Profit Before Tax 3-Year Targets (2028): $2B Revenue Gross Profit: $700M Gross Margin: 35%+ Non-GAAP EPS: $4.00+ As of February 2026 2026 Projected Progress $1.934B 97% $673M 96% 34.8% ~20 bps remaining $3.66 $0.34 remaining

Profitability Growth Track Record of Continued Performance Non-GAAP Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2025) CAGR: 10% (2005 - 2025) Annual Revenue * Revenue/Percent Growth/Gross Margin for 2026 are based on Q1-Q3 results and Q4 guidance provided on November 5, 2026 ~46*%

Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial ATE, Embedded systems, industrial automation, robotics, medical, energy management, smart buildings Computing AI data center including AI server, storage, and edge AI Consumer IoT: wearables, home automation, home appliances, and charging solutions Communications Smart phones, telecom, enterprise networking, smart infrastructure including space-based connectivity 54% of revenue 46% of revenue (Q3 2026) (Q3 2026) Targeted Market Segments

3Q FY26 Performance *Cash and cash equivalents, restricted cash, and short-term investments ** Debt includes $365M Convertible Bond @ 0% Coupon $532.6M +19.5% Q-Q Revenue $192.9M 36.2% +300 bps Q-Q Non-GAAP Gross Margin $1.18 +68.6% Q-Q Non-GAAP EPS $54.5M + 67.7% Q-Q Non-GAAP Net Income $89.7M EBITDA 16.8% of Revenue Cash Flow from Ops 18.2% of Revenue Strong Balance Sheet $578M/$405M Cash*/Debt** $97.2M + 30.4% Q-Q Non-GAAP Gross Profit

3Q FY26 Highlights Record quarterly revenue: 3Q revenue increased 35.8% year-over-year and 19.5% sequentially 4Q 2026 revenue to increase 40.4% year-over-year and 3.2% sequentially (at mid-point of guidance) Non-GAAP EPS is $1.18, up 219% year-over-year Successfully completed acquisition of ElevATE Semiconductor, expected to contribute approximately $50 million in revenue in the first 12 months + Record revenue from automotive and computing segments Record revenue from the Pericom (connectivity and timing) product line

Quarterly Performance Non-GAAP Gross Profit ($ Millions) Revenue ($ Millions) Record quarterly revenue, 3Q revenue increased 35.8% YoY Seventh consecutive quarter of double-digit YoY growth Automotive revenue reached a record 22% of revenue, up 60% YoY Industrial revenue grew 50% YoY and 26% sequentially Computing revenue grew 33% YoY, driven by AI data center demand Highest quarterly GP$ since 2023 , margin increased 540bps YoY Non-GAAP EPS increased 219% YoY Future margin expansion will be driven by increasing contribution from higher-margin automotive, industrial, and data center end markets, new products as well as improved loading across manufacturing facilities

Revenue Profile for Third Quarter 2026

Income Statement – Third Quarter 2026 ($ in millions, except EPS) 3Q25 2Q26 3Q26 Net sales 392.2 445.5 532.6 Gross profit (Non-GAAP) 120.5 147.6 192.9 Gross profit margin % (Non-GAAP) 30.7% 33.1% 36.2% Net income (GAAP) 14.3 46.6 43.7 Net income (Non-GAAP) 17.2 32.5 54.5 Diluted EPS (Non-GAAP) 0.37 0.70 1.18 Cash flow from operations 79.1 68.5 97.2 EBITDA (Non-GAAP) 46.6 83.5 89.7

Balance Sheet ($ in millions) Dec 31, 2024 Dec 31, 2025 Sept 30, 2026 Cash* 322 382 578 Inventory 475 472 535 Current assets 1,224 1,257 1,563 Total assets 2,386 2,448 3,091 Total debt** 52 56 405 Total liabilities 517 510 1,069 Total equity 1,869 1,938 2,022 * Cash and cash equivalents, restricted cash, and short-term investments ** Debt includes $365M Convertible Bond @ 0% Coupon

Business Outlook - Fourth Quarter 2026 Revenue to be ~$550 million, +/- 3.0% Representing 40.4% growth over the prior year period and a 3.2% increase sequentially at the mid-point, which is significantly better than typical seasonality Non-GAAP gross margin of 37%, +/- 1% Representing 590 bps improvement over the fourth quarter 2025 Non-GAAP adjusted EPS is expected to be $1.35, plus or minus $0.10 Representing ~300% increase over the prior year period *Guidance as provided on November 5, 2026

Investment Summary Vision: Inspire future technology through leading semiconductor solutions Mission: Deliver profitability growth through advanced analog and power solutions that enable innovation and efficiency across high-growth markets 3-year Target : $2B revenue and $4.00+ non-GAAP EPS Strategic Priorities: Drive growth through a total system solutions sales approach and expanded solution-oriented content Deepen focus on key accounts to increase share of wallet Prioritize high‑margin markets, including automotive, industrial, data center through analog & power solutions Invest in technology leadership across target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income (in thousands, except per share data) (unaudited) Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $7.4 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.16 per share. For the three months ended September 30, 2026

GAAP to Non-GAAP Reconciliation Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.4 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.12 per share. (in thousands, except per share data) (unaudited) For the three months ended September 30, 2025